ORIX Corporation Shareholders' Equity	12 Months Ended
Mar. 31, 2011
ORIX Corporation Shareholders' Equity

21. ORIX Corporation Shareholders’ Equity

Changes in the number of shares issued in fiscal 2009, 2010 and 2011 are as follows:

	Number of shares
	2009	2010	2011
Beginning balance	92,193,067	92,217,067	110,229,948
Issuance of common stock	0	18,000,000	0
Exercise of stock options	24,000	11,000	14,000
Conversion of convertible bonds	0	1,881	1,898

Ending balance	92,217,067	110,229,948	110,245,846

The Japanese Companies Act (the “Act”), effective on May 1, 2006, provides that an amount equivalent to 10% of any dividends resulting from appropriation of retained earnings be appropriated to the legal reserve until the aggregate amount of the additional paid-in capital and the legal reserve equals 25% of the issued capital. The Act also provides that both additional paid-in capital and the legal reserve are not available for dividends but may be capitalized or may be reduced by resolution of the general meeting of shareholders. However, by specifying in the Company’s articles of incorporation, dividends can be declared by the Board of Directors instead of the general meeting of shareholders. In accordance with this, the Board of Directors of the Company resolved in May 2011 that a total of ¥8,599 million ($103 million) dividends shall be distributed to the shareholders of record as of March 31, 2011. The liability for declared dividends and related impact on total equity is accounted for in the period of such Board of Directors’ resolution. In fiscal 2009 after approving at the general meeting, the Company reclassified the legal reserve of ¥2,220 million to retained earnings for the purpose of simplifying the presentation of total equity.

The Act provides that at least one-half of amounts paid for new shares are included in common stock when they are issued. In conformity therewith, the Company has divided the principal amount of bonds converted into common stock and proceeds received from the issuance of common stock, including the exercise of warrants and stock acquisition rights, equally between common stock and additional paid-in capital, and set off expenses related to the issuance from the additional paid-in capital. On July 21, 2009, the Company issued 18,000,000 shares of common stock primarily by way of a Japanese public offering and an international offering. As a result of those offerings, common stock and additional paid-in capital increased by ¥41,677 million and ¥41,347 million, respectively.

The amount available for dividends under the Act is calculated based on the amount recorded in the Company’s non-consolidated financial statements prepared in accordance with accounting principles generally accepted in Japan. As a result, the amount available for dividends is ¥241,449 million ($2,904 million) as of March 31, 2011.

Retained earnings at March 31, 2011 include ¥27,812 million ($334 million) relating to equity in undistributed earnings of the companies accounted for by the equity method.

As of March 31, 2011, the restricted net assets of certain subsidiaries, which include regulatory capital requirements for life insurance and banking operations of ¥47,121 million ($567 million), do not exceed 25% of consolidated net assets.

During fiscal 2009, the Company acquired treasury stocks for ¥29,290 million in the stock market to implement a flexible capital policy, including allocation for share swaps in future merger and acquisition transactions. The Company disposed of treasury stock for ¥12,013 million from merger of the consolidated subsidiary.